UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 14, 2004


                            MCLEODUSA INCORPORATED
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            (Exact name of registrant as specified in its charter)


       DELAWARE                      0-20763                   42-1407240
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(State or other jurisdiction     (Commission                (IRS Employer
   of incorporation)              File Number)              Identification No.)


          McLeodUSA Technology Park, 6400 C Street SW, P.O. Box 3177,
                           Cedar Rapids, IA 52406-3177
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          (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (319) 364-0000


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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

Employment Agreements

         McLeodUSA Incorporated ("McLeodUSA") has reinstated, extended and amended certain provisions of its executive employment agreement with each of Chris A. Davis, the Chairman of McLeodUSA's Board of Directors and McLeodUSA's Chief Executive Officer, and Stephen C. Gray, McLeodUSA's President and a member of McLeodUSA's Board of Directors. Ms. Davis' Employment Agreement with McLeodUSA, dated August 1, 2001, had expired in accordance with its terms on August 1, 2004. Mr. Gray's Employment Agreement with McLeodUSA, dated January 7, 2000, had expired in accordance with its terms on January 7, 2003. Ms. Davis' and Mr. Gray's employment agreements were reinstated, extended and amended pursuant to an employment letter agreement with each of Ms. Davis and Mr. Gray, dated as of October 14, 2004.

         As reinstated and as provided in their original employment agreements, each executive receives a base annual salary of $400,000 (subject to a potential increase each year). The reinstated employment agreements further provide, consistent with the original employment agreements, that if the executive terminates his or her employment for good reason or if McLeodUSA terminates such employment in breach of the agreement, the executive is entitled to: (1) full salary through the date of termination and amounts due under any applicable compensation plan; (2) a liquidated damages payment approximately equal to the number of years (including partial years) remaining in the term of the agreement, multiplied by the amount of salary and bonus on the date of termination; (3) full vesting of stock options granted during the term of the agreement, with such options to remain exercisable for four years, including upon a change in control; (4) continued health and related benefits for the remainder of the term of the agreement; and (5) a gross-up payment to cover excise tax payments due on the severance benefits. Each executive is also bound by non-competition and non-solicitation covenants for the term of the employment agreement and for an additional year in certain circumstances. Ms. Davis' employment agreement, as reinstated and as provided in her original employment agreement, also provides that Ms. Davis is entitled to weekly roundtrip transportation between her home in Hilton Head Island, South Carolina, and Cedar Rapids, Iowa, on McLeodUSA aircraft on a basis which is not tax disadvantageous.

         The employment letter agreements extended the term of each of Ms. Davis' and Mr. Gray's employment agreements until October 14, 2007. The employment letter agreements also increased Ms. Davis' and Mr. Gray's respective annual bonus annual bonus targets to not less than 100% of their base annual salary, consistent with those annual bonus targets previously established for the years 2002 through 2004. For purposes of ensuring that Ms. Davis' total annual cash compensation is not reduced during the term of her employment agreement, McLeodUSA also agreed to make equalization payments, as necessary, to offset any reduction in the $500,000 annual cash compensation currently received by Ms. Davis from Forstmann little & Co. Any such equalization payments will not be considered "salary" or "bonus" for purposes of calculating Ms. Davis' target bonus opportunity or the portion of any severance payment attributable to her bonus or target bonus opportunity.

         McLeodUSA has also amended the severance terms of the employment letter agreement between McLeodUSA and G. Kenneth Burckhardt, McLeodUSA's Chief Financial Officer, dated April 13, 2002. Under the terms of Mr. Burckhardt's employment letter agreement, dated April 13, 2002, Mr. Burckhardt is entitled to receive severance benefits equal to (1) two years of compensation and (2) continued health and related benefits for a two year period at McLeodUSA's expense if his employment is terminated in certain circumstances. Pursuant to an employment letter agreement dated as of October 14, 2004, the circumstances under which Mr. Burckhardt is entitled to severance benefits were expanded to include the termination by Mr. Burckhardt of his employment following the occurrence of any of the following after a change of control of McLeodUSA; (1) a reduction in Mr. Burckhardt's base salary or bonus opportunity; (2) a requirement that Mr. Burckhardt work from a location that is more than 50 miles from his office location immediately prior to such change in control; or (3) the termination of McLeodUSA's commuter flight from Cedar Rapids, Iowa to Hilton Head, South Carolina. Except as so amended, Mr. Burckhardt's original employment letter agreement remains in full force and effect.

         A copy of the Employment Letter Agreement, between McLeodUSA and Chris
A. Davis, dated October 14, 2004, is filed as exhibit 10.1 hereto and is incorporated herein by reference. A copy of the Employment Letter Agreement, between McLeodUSA and Stephen C. Gray, dated October 14, 2004, is filed as exhibit 10.2 hereto and is incorporated herein by reference. A copy of the Employment Agreement, between McLeodUSA and Chris A. Davis, dated August 1, 2001, is filed as Exhibit 10.3 hereto and is incorporated herein by reference. A copy of the Employment Letter Agreement between McLeodUSA and Chris A. Davis, dated July 20, 2001, is filed as Exhibit 10.4 hereto and is incorporated herein by reference. A copy of the Employment Agreement, between McLeodUSA and Stephen
C. Gray, dated January 7, 2000, is filed as Exhibit 10.5 hereto and is incorporated herein by reference. A copy of the Employment Letter Agreement between McLeodUSA and G. Kenneth Burckhardt, dated April 13, 2002, is filed as
Exhibit 10.6 hereto and is incorporated herein by reference. A copy of the Employment Letter Agreement, between McLeodUSA and G. Kenneth Burckhardt, dated October 14, 2004 is filed as Exhibit 10.7 hereto and is incorporated herein by reference.

Severance Plan

         Consistent with customary corporate practice, and effective as of October 14, 2004, McLeodUSA adopted the McLeodUSA Incorporated Employment Security Severance Plan in order to retain key leaders in the organization. The plan is intended to provide severance benefits for McLeodUSA employees who have certain job classifications at the director level or above in the event that such employees are terminated from employment in certain circumstances during the 18 month period immediately following a change in control of McLeodUSA. Approximately 95 employees are expected to be initially eligible to participate in the plan. A termination from employment during such period will entitle the employee to severance benefits unless it is (1) for cause; (2) due to the employee's death or disability; or (3) by the employee other than for good reason (as defined in the plan). The severance benefits payable under the plan for employees at the level of vice president or above are one year's salary plus the greater of such employee's target performance bonus for the year in which the change of control occurred or the amount of the bonus that such employee received with respect to the calendar year prior to the year in which such termination occurred or the year in which the change of control occurred (provided that such bonus shall not be less than 50% of base salary); further provided, however, that certain vice presidents of sales are entitled to severance benefits equal to one year's salary plus the greater of the amount of the bonus that such employee received with respect to the calendar year prior to the year in which such termination occurred or the year in which the change of control occurred. For non-sales employees who are at the director level, the severance benefits payable are six month's salary plus the greater of such employee's target performance bonus for the year in which the change of control occurred or the amount of the bonus that such employee received with respect to the calendar year prior to the year in which such termination occurred or the change of control occurred, provided that such bonus shall not be less than 35% of base salary. Severance benefits payable under the plan are limited so that they do not result in the payment of amounts which would constitute "excess parachute payments" for purposes of the Internal Revenue Code and are also subject to offset for other severance payments which the employee may receive. The plan may not be adversely amended following (or in certain circumstances immediately prior to) a change in control of McLeodUSA.

         A copy of the McLeodUSA Incorporated Employment Security Severance Plan is filed as exhibit 10.6 hereto and is incorporated herein by reference.

Option Award Agreements

         Also, in order to retain key leaders in the organization, and effective as of October 14, 2004, McLeodUSA amended the standard form of notice of stock option grant applicable to outstanding options held by certain employees at the director level and above under the McLeodUSA 2002 Omnibus Equity Plan. As amended, the notice provides that in the event that such an employee's options are assumed or substituted in connection with a change of control of McLeodUSA, and, within 18 months following the change in control, such employee's employment is terminated without cause or by the employee for good reason (as defined in the notice), such employee will continue to have the right to exercise his or her vested options for a period of two years following such a termination of employment (but not beyond the original ten-year term of such options).

         A copy of the Form of Option Award Agreement for Employees, Director Level and Above, as so amended, is filed as exhibit 10.7 hereto and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Exhibit
-----------       -------

10.1              Employment Letter Agreement, between McLeodUSA and Chris A.
                  Davis, dated October 14, 2004.

10.2              Employment Letter Agreement, between McLeodUSA and Stephen C.
                  Gray, dated October 14, 2004.

10.3 Employment Agreement, between McLeodUSA and Chris A. Davis, dated August 1, 2001 (Filed as Exhibit 10.60 to McLeodUSA's Quarterly Report on Form 10-Q for the period ended September 30, 2001 and incorporated herein by reference).

10.4 Employment Letter Agreement between Chris A. Davis and McLeodUSA, dated July 20, 2001 (Filed as Exhibit 10.59 to McLeodUSA's Quarterly Report on Form 10-Q for the period ended September 30, 2001 and incorporated herein by reference).

10.5 Employment Agreement, between McLeodUSA and Stephen C. Gray, dated January 7, 2000 (Filed as Exhibit 99.3 to McLeodUSA's February 2, 2000 Current Report on Form 8-K and incorporated herein by reference).

10.6 Employment Letter Agreement between McLeodUSA and G. Kenneth Burckhardt, dated April 13, 2002 (Filed as Exhibit 10.1 to McLeodUSA's Quarterly Report on Form 10-Q for the period ended June 30, 2002 and incorporated herein by reference).

10.7 Employment Letter Agreement, between McLeodUSA and G. Kenneth Burckhardt, dated October 14, 2004.

10.8              McLeodUSA Incorporated Employment Security Severance Plan.

10.9              Standard Form of Option Award Notice for Employees, Director
                  Level and Above.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MCLEODUSA INCORPORATED
                                                 (Registrant)


                                                 /s/ Stephen C. Gray
Date: October 15, 2004                           -----------------------------
                                                 By:  Stephen C. Gray
                                                 Its: President

                                 Exhibit Index

Exhibit No.       Exhibit
-----------       -------

10.1              Employment Letter Agreement, between McLeodUSA and Chris A.
                  Davis, dated October 14, 2004.

10.2              Employment Letter Agreement, between McLeodUSA and Stephen C.
                  Gray, dated October 14, 2004.

10.7 Employment Letter Agreement, between McLeodUSA and G. Kenneth Burckhardt, dated October 14, 2004.

10.8              McLeodUSA Incorporated Employment Security Severance Plan.

10.9              Standard Form of Option Award Notice for Employees, Director
                  Level and Above.